EXHIBIT 10(a)

INDEPENDENT AUDITORS’ CONSENT

Mercury International Fund of Mercury Funds, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-56203 of our reports dated July 14, 2000 appearing in the annual report of Mercury International Fund (the “Fund”) of Mercury Funds, Inc. (formerly Mercury Asset Management Funds, Inc.) for the year ended May 31, 2000 covering both the Fund and Mercury Master International Portfolio, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey September 12, 2000